UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2021

Date of reporting period: December 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.20

SEMI-ANNUAL REPORT

AB SUSTAINABLE INTERNATIONAL

THEMATIC FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable International Thematic Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 1

SEMI-ANNUAL REPORT

February 11, 2021

This report provides management’s discussion of fund performance for AB Sustainable International Thematic Fund for the semi-annual reporting period ended December 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

Class A Shares	29.12%	29.55%

Class C Shares	28.65%	28.57%

Advisor Class Shares[1]	29.23%	29.87%

Class R Shares[1]	28.85%	29.00%

Class K Shares[1]	29.07%	29.44%

Class I Shares[1]	29.25%	29.82%

MSCI ACWI ex USA (net)	24.33%	10.65%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex USA (net), for the six- and 12-month periods ended December 31, 2020.

For both periods, all share classes of the Fund outperformed the benchmark, before sales charges. During the six-month period, security selection was positive, relative to the benchmark. Selection within health care and industrials contributed most, while selection within the materials and technology sectors detracted. Overall sector selection detracted. Contributions from an overweight to technology and an underweight to communication services were offset by an overweight to health care and an underweight to consumer discretionary. Country selection detracted from overall performance. An underweight to South Korea detracted, while an overweight to the US contributed. From a theme perspective, Climate contributed most, followed by Health and Empowerment.

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For the 12-month period, both stock and sector selection were positive. Security selection within industrials and health care contributed most, and selection within consumer staples detracted modestly. An overweight to technology and an underweight to energy contributed, while underweights to consumer discretionary and communication services detracted. Country selection was positive; an overweight to the US contributed most, while an underweight to South Korea detracted. From a theme perspective, Climate contributed most, followed by Health and Empowerment.

Efforts to stem climate change are gaining momentum around the world. The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. Improving health is an important theme for developed and emerging markets alike. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. Too many sectors of society are marginalized by economic and social forces. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund used derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities recorded positive returns for the 12-month period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the 12-month period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

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The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes that impact multiple industries. The Team targets a global ex US universe of companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research.

The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals, which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating a massive investment opportunity for companies aligned with these goals.

INVESTMENT POLICIES

The Fund invests primarily in a focused international portfolio of equity securities of companies that are positively exposed to sustainable investment themes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located outside of the United States that the Adviser believes are positively exposed to sustainable investment themes at the time of purchase, and related derivatives.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying securities of companies worldwide, fitting into sustainable investment themes. The Adviser identifies through its “top-down” process sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals. These themes include climate, health and empowerment and may change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser also uses a “bottom-up” analysis of individual companies, focusing on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s exposure to ESG factors. The Adviser emphasizes company-specific positive selection criteria over broad-based negative screens in assessing a company’s exposure to ESG factors.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment, but may invest in companies of any size. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging-market countries, with the stock selection process determining the geographic distribution of the Fund’s investments.

(continued on next page)

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The Fund also invests in the equity securities of companies located in the United States with exposure to international markets. The Fund may sell securities that no longer meet the investment criteria described above.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI ex USA is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate

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DISCLOSURES AND RISKS (continued)

more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	29.55%	24.02%

5 Years	11.16%	10.20%

10 Years	5.98%	5.52%

CLASS C SHARES

1 Year	28.57%	27.57%

5 Years	10.31%	10.31%

10 Years	5.20%	5.20%

ADVISOR CLASS SHARES[1]

1 Year	29.87%	29.87%

5 Years	11.42%	11.42%

10 Years	6.26%	6.26%

CLASS R SHARES[1]

1 Year	29.00%	29.00%

5 Years	10.78%	10.78%

10 Years	5.67%	5.67%

CLASS K SHARES[1]

1 Year	29.44%	29.44%

5 Years	11.13%	11.13%

10 Years	5.99%	5.99%

CLASS I SHARES[1]

1 Year	29.82%	29.82%

5 Years	11.51%	11.51%

10 Years	6.40%	6.40%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.35%, 2.10%, 1.09%, 1.70%, 1.39% and 1.06% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	24.02%

5 Years	10.20%

10 Years	5.52%

CLASS C SHARES

1 Year	27.57%

5 Years	10.31%

10 Years	5.20%

ADVISOR CLASS SHARES[1]

1 Year	29.87%

5 Years	11.42%

10 Years	6.26%

CLASS R SHARES[1]

1 Year	29.00%

5 Years	10.78%

10 Years	5.67%

CLASS K SHARES[1]

1 Year	29.44%

5 Years	11.13%

10 Years	5.99%

CLASS I SHARES[1]

1 Year	29.82%

5 Years	11.51%

10 Years	6.40%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,291.20	$6.99	1.21%	$6.99	1.21%
Hypothetical**	$1,000	$1,019.11	$6.16	1.21%	$6.16	1.21%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,286.50	$11.30	1.96%	$11.35	1.97%
Hypothetical**	$1,000	$1,015.32	$9.96	1.96%	$10.01	1.97%
Advisor Class
Actual	$1,000	$1,292.30	$5.55	0.96%	$5.55	0.96%
Hypothetical**	$1,000	$1,020.37	$4.89	0.96%	$4.89	0.96%
Class R
Actual	$1,000	$1,288.50	$9.40	1.63%	$9.46	1.64%
Hypothetical**	$1,000	$1,016.99	$8.29	1.63%	$8.34	1.64%
Class K
Actual	$1,000	$1,290.70	$7.62	1.32%	$7.68	1.33%
Hypothetical**	$1,000	$1,018.55	$6.72	1.32%	$6.77	1.33%
Class I
Actual	$1,000	$1,292.50	$5.72	0.99%	$5.72	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%	$5.04	0.99%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $606.5

1

All data are as of December 31, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 3.2% or less in the following: Argentina, Austria, Canada, Hong Kong, Indonesia, Norway, Peru and Spain.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

December 31, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Vestas Wind Systems A/S	$17,417,198	2.9%

Partners Group Holding AG	16,913,555	2.8

Koninklijke Philips NV	16,742,033	2.7

Neste Oyj	16,487,589	2.7

Schneider Electric SE (Paris)	15,601,591	2.6

Orsted AS	15,171,483	2.5

London Stock Exchange Group PLC	15,074,069	2.5

Aptiv PLC	14,922,114	2.5

HDFC Bank Ltd.	14,574,849	2.4

Halma PLC	13,556,192	2.2

	$156,460,673	25.8%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.4%
Information Technology – 18.0%
Electronic Equipment, Instruments & Components – 5.3%
Flex Ltd.(a)	430,020	$7,731,760
Halma PLC	404,780	13,556,192
Keyence Corp.	19,700	11,081,585

		32,369,537

IT Services – 2.7%
Adyen NV(a)(b)	4,380	10,177,113
Shopify, Inc. – Class A(a)	5,420	6,135,169

		16,312,282

Semiconductors & Semiconductor Equipment – 8.1%
ASML Holding NV	26,106	12,639,930
Infineon Technologies AG	319,302	12,193,703
NXP Semiconductors NV	72,050	11,456,671
STMicroelectronics NV	343,010	12,689,914

		48,980,218

Software – 1.9%
Dassault Systemes SE	55,620	11,280,827

		108,942,864

Industrials – 16.3%
Aerospace & Defense – 1.8%
Hexcel Corp.	223,770	10,850,607

Commercial Services & Supplies – 2.1%
TOMRA Systems ASA	253,550	12,473,510

Construction & Engineering – 2.2%
WSP Global, Inc.	141,580	13,412,784

Electrical Equipment – 5.4%
Schneider Electric SE (Paris)	107,949	15,601,591
Vestas Wind Systems A/S	73,730	17,417,198

		33,018,789

Machinery – 2.8%
SMC Corp.	18,200	11,115,424
Xylem, Inc./NY	60,730	6,181,707

		17,297,131

Professional Services – 2.0%
Recruit Holdings Co., Ltd.	283,800	11,920,439

		98,973,260

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 15.6%
Banks – 7.7%
Bank Mandiri Persero Tbk PT	6,002,500	$2,708,624
Credicorp Ltd.	17,520	2,873,630
Erste Group Bank AG(a)	436,110	13,285,104
HDFC Bank Ltd.(a)	738,866	14,574,849
Svenska Handelsbanken AB – Class A SHS(a)	1,294,083	13,044,397

		46,486,604

Capital Markets – 5.3%
London Stock Exchange Group PLC	122,120	15,074,069
Partners Group Holding AG	14,394	16,913,555

		31,987,624

Insurance – 2.6%
AIA Group Ltd.	831,600	10,133,980
Prudential PLC	313,716	5,768,600

		15,902,580

		94,376,808

Health Care – 14.9%
Biotechnology – 1.1%
Abcam PLC	329,890	6,992,431

Health Care Equipment & Supplies – 6.9%
Alcon, Inc.(a)	191,750	12,731,461
Koninklijke Philips NV(a)	310,800	16,742,033
STERIS PLC	65,290	12,375,066

		41,848,560

Health Care Providers & Services – 2.1%
Apollo Hospitals Enterprise Ltd.	384,129	12,639,315

Life Sciences Tools & Services – 4.1%
Gerresheimer AG	81,833	8,824,750
ICON PLC(a)	51,260	9,994,675
Tecan Group AG	12,140	5,954,456

		24,773,881

Pharmaceuticals – 0.7%
Roche Holding AG	11,537	4,018,321

		90,272,508

Consumer Staples – 7.9%
Food Products – 4.2%
Danone SA	97,590	6,422,023
Kerry Group PLC – Class A	70,195	10,136,660
Nestle SA (REG)	76,379	9,028,862

		25,587,545

16 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Products – 2.7%
Essity AB – Class B	236,890	$7,632,401
Unicharm Corp.	182,500	8,655,243

		16,287,644

Personal Products – 1.0%
Unilever PLC	103,150	6,186,284

		48,061,473

Consumer Discretionary – 7.2%
Auto Components – 2.5%
Aptiv PLC	114,530	14,922,114

Internet & Direct Marketing Retail – 1.0%
MercadoLibre, Inc.(a)	3,680	6,164,810

Textiles, Apparel & Luxury Goods – 3.7%
Puma SE(a)	102,700	11,556,513
Shenzhou International Group Holdings Ltd.	560,000	10,975,020

		22,531,533

		43,618,457

Materials – 6.0%
Chemicals – 3.9%
Chr Hansen Holding A/S(a)	127,256	13,148,306
Koninklijke DSM NV	62,380	10,727,561

		23,875,867

Containers & Packaging – 2.1%
Huhtamaki Oyj	242,740	12,588,427

		36,464,294

Communication Services – 3.3%
Diversified Telecommunication Services – 1.5%
Cellnex Telecom SA(b)	148,680	8,928,674

Interactive Media & Services – 1.8%
Tencent Holdings Ltd.	156,100	11,231,988

		20,160,662

Energy – 2.7%
Oil, Gas & Consumable Fuels – 2.7%
Neste Oyj	227,090	16,487,589

Utilities – 2.5%
Electric Utilities – 2.5%
Orsted AS(b)	74,150	15,171,483

Total Common Stocks (cost $379,777,419)		572,529,398

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 4.9%
Investment Companies – 4.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(c)(d)(e) (cost $28,567,162)		28,567,162		$28,567,162

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman (7.00)%, 01/04/2021	NOK	505		58,841
(2.94)%, 01/04/2021	CHF	87		98,686
(2.05)%, 01/04/2021	DKK	354		58,123
7.70%, 01/04/2021	ZAR	0	*	4
Citibank, London (0.72)%, 01/04/2021	EUR	486		593,299
0.01%, 01/04/2021	GBP	44		59,793
Hong Kong & Shanghai Bank, Hong Kong 0.00%, 01/04/2021	HKD	458		59,138
Royal Bank of Canada, Toronto 0.01%, 01/04/2021	CAD	73		57,438
SEB, Stockholm (4.52)%, 01/04/2021	SEK	481		58,474
Sumitomo, Tokyo (0.31)%, 01/04/2021	JPY	6,085		58,929

Total Time Deposits (cost $1,102,725)				1,102,725

Total Short-Term Investments (cost $29,669,887)				29,669,887

Total Investments – 99.3% (cost $409,447,306)				602,199,285
Other assets less liabilities – 0.7%				4,297,040

Net Assets – 100.0%				$606,496,325

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	SEK	37,109	USD	4,210	01/15/2021	$(301,070)
Bank of America, NA	GBP	645	USD	878	01/21/2021	(4,308)
Bank of America, NA	USD	3,529	GBP	2,650	01/21/2021	95,634
Bank of America, NA	USD	1,719	CHF	1,523	01/29/2021	2,280
Bank of America, NA	USD	3,344	CNH	21,880	02/10/2021	12,328
Barclays Bank PLC	USD	1,141	AUD	1,574	01/12/2021	72,113

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	130,506	USD	1,770	01/15/2021	$(15,486)
Barclays Bank PLC	USD	4,471	INR	336,025	01/15/2021	125,112
Barclays Bank PLC	USD	3,726	GBP	2,817	01/21/2021	126,430
Barclays Bank PLC	USD	1,117	CHF	990	01/29/2021	1,960
Brown Brothers Harriman & Co.	SEK	33,291	USD	3,839	01/15/2021	(207,456)
Brown Brothers Harriman & Co.	USD	649	NOK	6,060	01/15/2021	58,270
Brown Brothers Harriman & Co.	USD	597	SEK	5,317	01/15/2021	49,187
Brown Brothers Harriman & Co.	USD	1,454	CHF	1,283	01/29/2021	(4,023)
Brown Brothers Harriman & Co.	USD	5,047	ZAR	78,256	02/04/2021	255,112
Brown Brothers Harriman & Co.	JPY	172,636	USD	1,660	02/26/2021	(13,031)
Brown Brothers Harriman & Co.	USD	1,157	JPY	119,757	02/26/2021	3,327
Brown Brothers Harriman & Co.	USD	2,306	EUR	1,887	03/17/2021	3,071
Citibank, NA	BRL	30,464	USD	5,862	01/05/2021	(2,822)
Citibank, NA	USD	5,719	BRL	30,464	01/05/2021	146,051
Citibank, NA	USD	18,405	KRW	20,936,474	01/14/2021	839,146
Citibank, NA	USD	20,809	TWD	583,897	01/27/2021	41,553
Citibank, NA	CHF	11,892	USD	13,124	01/29/2021	(318,552)
Citibank, NA	USD	47,733	CNH	312,498	02/10/2021	207,673
Citibank, NA	USD	50,276	JPY	5,232,489	02/26/2021	429,334
Citibank, NA	EUR	99,927	USD	122,137	03/17/2021	(136,316)
Citibank, NA	USD	2,284	EUR	1,862	03/17/2021	(5,893)
Credit Suisse International	USD	2,134	MXN	42,544	02/25/2021	(8,386)
Deutsche Bank AG	INR	193,761	USD	2,613	01/15/2021	(36,989)
Deutsche Bank AG	CAD	8,210	USD	6,433	02/18/2021	(17,490)
Deutsche Bank AG	USD	2,120	JPY	219,051	02/26/2021	2,242
Goldman Sachs Bank USA	USD	1,638	AUD	2,250	01/12/2021	96,564
Goldman Sachs Bank USA	USD	1,251	KRW	1,356,991	01/14/2021	(3,297)
Goldman Sachs Bank USA	INR	203,642	USD	2,749	01/15/2021	(36,072)
Goldman Sachs Bank USA	USD	824	INR	61,378	01/15/2021	15,219
Goldman Sachs Bank USA	USD	1,372	GBP	1,028	01/21/2021	33,862
Goldman Sachs Bank USA	USD	1,778	RUB	137,025	01/22/2021	70,862
Goldman Sachs Bank USA	EUR	4,436	USD	5,420	03/17/2021	(8,407)
Goldman Sachs Bank USA	USD	9,119	EUR	7,448	03/17/2021	(4,929)
JPMorgan Chase Bank, NA	GBP	1,769	USD	2,379	01/21/2021	(40,383)
JPMorgan Chase Bank, NA	USD	1,006	TWD	28,019	01/27/2021	(5,321)
Morgan Stanley Capital Services LLC	USD	20,918	AUD	29,248	01/12/2021	1,633,532
Morgan Stanley Capital Services LLC	USD	1,093	KRW	1,213,373	01/14/2021	22,542
Morgan Stanley Capital Services LLC	GBP	1,439	USD	1,928	01/21/2021	(40,098)
Morgan Stanley Capital Services LLC	CHF	1,003	USD	1,103	01/29/2021	(30,401)
Standard Chartered Bank	USD	938	KRW	1,038,259	01/14/2021	16,696
Standard Chartered Bank	INR	310,031	USD	4,194	01/15/2021	(46,458)
Standard Chartered Bank	NOK	78,672	USD	8,522	01/15/2021	(653,748)
Standard Chartered Bank	USD	2,072	INR	153,451	01/15/2021	26,821
UBS AG	BRL	39,400	USD	7,504	01/05/2021	(81,430)
UBS AG	USD	6,722	BRL	34,932	01/05/2021	3,235
UBS AG	USD	884	BRL	4,468	01/05/2021	(23,443)
UBS AG	USD	6,641	BRL	34,932	02/02/2021	81,972
UBS AG	USD	22,834	CAD	29,232	02/18/2021	134,468

						$2,560,787

*	Principal amount less than 500.

(a)	Non-income producing security.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $34,277,270 or 5.7% of net assets.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

REG – Registered Shares

See notes to financial statements.

20 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $380,880,144)	$573,632,123
Affiliated issuers (cost $28,567,162)	28,567,162
Foreign currencies, at value (cost $28,588)	28,904
Unrealized appreciation on forward currency exchange contracts	4,606,596
Receivable for capital stock sold	3,322,573
Unaffiliated dividends receivable	934,930
Receivable for investment securities sold	116,923
Affiliated dividends receivable	765

Total assets	611,209,976

Liabilities
Unrealized depreciation on forward currency exchange contracts	2,045,809
Cash collateral due to broker	820,000
Payable for capital stock redeemed	624,625
Capital gains tax payable	579,884
Advisory fee payable	366,743
Distribution fee payable	48,633
Transfer Agent fee payable	33,002
Administrative fee payable	13,327
Directors’ fee payable	80
Dividends payable	49
Accrued expenses and other liabilities	181,499

Total liabilities	4,713,651

Net Assets	$606,496,325

Composition of Net Assets
Capital stock, at par	$26,440
Additional paid-in capital	399,127,198
Distributable earnings	207,342,687

$606,496,325

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$204,466,778	9,072,541	$22.54	*

C	$2,778,754	145,502	$19.10

Advisor	$382,822,717	16,484,504	$23.22

R	$5,556,587	253,725	$21.90

K	$9,562,993	427,122	$22.39

I	$1,308,496	56,586	$23.12

*	The maximum offering price per share for Class A shares was $23.54, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 21

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $117,281)	$1,436,051
Affiliated issuers	9,382
Securities lending income	8	$1,445,441

Expenses
Advisory fee (see Note B)	1,893,826
Distribution fee—Class A	231,671
Distribution fee—Class C	13,515
Distribution fee—Class R	13,588
Distribution fee—Class K	10,908
Transfer agency—Class A	79,387
Transfer agency—Class C	1,285
Transfer agency—Advisor Class	127,894
Transfer agency—Class R	7,066
Transfer agency—Class K	8,728
Transfer agency—Class I	700
Custody and accounting	106,480
Registration fees	59,803
Administrative	39,802
Audit and tax	31,475
Printing	27,964
Legal	16,276
Directors’ fees	12,534
Miscellaneous	24,726

Total expenses	2,707,628
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(14,013)

Net expenses		2,693,615

Net investment loss		(1,248,174)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		24,401,712
Forward currency exchange contracts		(1,617,712)
Foreign currency transactions		52,166
Net change in unrealized appreciation/depreciation on:
Investments		102,459,203 (a)
Forward currency exchange contracts		3,395,640
Foreign currency denominated assets and liabilities		64,347

Net gain on investment and foreign currency transactions		128,755,356

Net Increase in Net Assets from Operations		$127,507,182

(a)	Net of increase in accrued foreign capital gains taxes of $579,884.

See notes to financial statements.

22 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,248,174)	$(560,626)
Net realized gain on investment and foreign currency transactions	22,836,166	6,551,732
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	105,919,190	28,065,628

Net increase in net assets from operations	127,507,182	34,056,734
Distributions to Shareholders
Class A	(3,328,689)	(1,968,408)
Class C	(53,614)	(43,454)
Advisor Class	(5,916,810)	(1,367,440)
Class R	(95,052)	(70,360)
Class K	(160,307)	(99,006)
Class I	(20,019)	(11,313)
Capital Stock Transactions
Net increase	84,132,107	88,930,273

Total increase	202,064,798	119,427,026
Net Assets
Beginning of period	404,431,527	285,004,501

End of period	$606,496,325	$404,431,527

See notes to financial statements.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 23

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Sustainable International Thematic Fund, Inc. (the “Fund”) is organized as a Maryland corporation, and is registered under the Investment Company Act of 1940 as a open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

24 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

26 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$25,323,600		$83,619,264		$	– 0	–	$108,942,864
Industrials	30,445,098		68,528,162			– 0	–	98,973,260
Financials	2,873,630		91,503,178			– 0	–	94,376,808
Health Care	29,362,172		60,910,336			– 0	–	90,272,508
Consumer Staples	– 0	–	48,061,473			– 0	–	48,061,473
Consumer Discretionary	21,086,924		22,531,533			– 0	–	43,618,457
Materials	– 0	–	36,464,294			– 0	–	36,464,294
Communication Services	– 0	–	20,160,662			– 0	–	20,160,662
Energy	– 0	–	16,487,589			– 0	–	16,487,589
Utilities	– 0	–	15,171,483			– 0	–	15,171,483
Short-Term Investments:
Investment Companies	28,567,162		– 0	–		– 0	–	28,567,162
Time Deposits	– 0	–	1,102,725			– 0	–	1,102,725

Total Investments in Securities	137,658,586		464,540,699	†		– 0	–	602,199,285
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	4,606,596			– 0	–	4,606,596
Liabilities
Forward Currency Exchange Contracts	– 0	–	(2,045,809)			– 0	–	(2,045,809)

Total	$137,658,586		$467,101,486		$	– 0	–	$604,760,072

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as

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adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.60%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2020, there was no such reimbursement. The Expense Caps will remain in effect until October 31, 2021 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2020, the reimbursement for such services amounted to $39,802.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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NOTES TO FINANCIAL STATEMENTS (continued)

services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $95,911 for the six months ended December 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $213 from the sale of Class A shares and received $155 and $1 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2020, such waiver amounted to $14,013.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2020 is as follows:

Fund	Market Value 06/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,347	$101,655	$95,435	$28,567	$9

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10%

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of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,457,456, $870,224 and $233,241 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the

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NOTES TO FINANCIAL STATEMENTS (continued)

Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2020, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$152,555,297		$82,484,021
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$199,602,283
Gross unrealized depreciation	(4,289,517)

Net unrealized appreciation	$195,312,766

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized

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appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2020, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended December 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,606,596	Unrealized depreciation on forward currency exchange contracts	$2,045,809

Total		$4,606,596		$2,045,809

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	$(1,617,712)	$3,395,640

Total		$(1,617,712)	$3,395,640

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$214,761,662
Average principal amount of sale contracts	$169,813,537

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$110,242	$(110,242)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	325,615	(15,486)		– 0	–		– 0	–		310,129
Brown Brothers Harriman & Co.	368,967	(224,510)		– 0	–		– 0	–		144,457
Citibank, NA	1,663,757	(463,583)		– 0	–		– 0	–		1,200,174
Deutsche Bank AG	2,242	(2,242)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	216,507	(52,705)		– 0	–		– 0	–		163,802
Morgan Stanley & Co., Inc.	1,656,074	(70,499)		– 0	–		– 0	–		1,585,575
Standard Chartered Bank	43,517	(43,517)		– 0	–		– 0	–		– 0	–
UBS AG	219,675	(104,873)		– 0	–		– 0	–		114,802

Total	$4,606,596	$(1,087,657)	$	– 0	–	$	– 0	–		$3,518,939	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$305,378	$(110,242)		$	– 0	–	$	– 0	–	$195,136
Barclays Bank PLC	15,486	(15,486)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	224,510	(224,510)			– 0	–		– 0	–	– 0	–
Citibank, NA	463,583	(463,583)			– 0	–		– 0	–	– 0	–
Credit Suisse International	8,386	– 0	–		– 0	–		– 0	–	8,386
Deutsche Bank AG	54,479	(2,242)			– 0	–		– 0	–	52,237
Goldman Sachs Bank USA	52,705	(52,705)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	45,704	– 0	–		– 0	–		– 0	–	45,704
Morgan Stanley & Co., Inc.	70,499	(70,499)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	700,206	(43,517)			– 0	–		– 0	–	656,689
UBS AG	104,873	(104,873)			– 0	–		– 0	–	– 0	–

Total	$2,045,809	$(1,087,657)		$	– 0	–	$	– 0	–	$958,152	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

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Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2020 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned			Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$8	$	– 0	–	$	– 0	–

*	As of December 31, 2020.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)			Year Ended June 30, 2020

Class A
Shares sold	257,056		206,721		$5,462,147		$3,393,410

Shares issued in reinvestment of dividends and distributions	133,361		99,239		2,891,270		1,720,802

Shares converted from Class B	– 0	–	45,683		– 0	–	770,798

Shares converted from Class C	7,844		84,991		154,928		1,399,220

Shares redeemed	(590,372)		(1,816,821)		(12,022,056)		(29,816,787)

Net decrease	(192,111)		(1,380,187)		$(3,513,711)		$(22,532,557)

Class B
Shares sold	– 0	–	382	$	– 0	–	$5,348

Shares converted to Class A	– 0	–	(53,623)		– 0	–	(770,798)

Shares redeemed	– 0	–	(753)		– 0	–	(10,566)

Net decrease	– 0	–	(53,994)	$	– 0	–	$(776,016)

Class C
Shares sold	7,313		9,234		$134,029		$128,189

Shares issued in reinvestment of dividends and distributions	2,674		2,741		49,147		40,700

Shares converted to Class A	(9,205)		(98,849)		(154,928)		(1,399,220)

Shares redeemed	(29,718)		(72,934)		(504,573)		(1,020,565)

Net decrease	(28,936)		(159,808)		$(476,325)		$(2,250,896)

Advisor Class
Shares sold	4,969,447		7,954,865		$103,920,531		$133,607,388

Shares issued in reinvestment of dividends and distributions	252,139		73,542		5,632,792		1,309,782

Shares redeemed	(979,351)		(1,075,894)		(20,611,355)		(17,901,681)

Net increase	4,242,235		6,952,513		$88,941,968		$117,015,489

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	Shares		Amount
	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020

Class R
Shares sold	16,902	33,862	$334,388	$541,959

Shares issued in reinvestment of dividends and distributions	4,511	4,160	95,051	70,391

Shares redeemed	(55,279)	(189,661)	(1,108,829)	(3,062,841)

Net decrease	(33,866)	(151,639)	$(679,390)	$(2,450,491)

Class K
Shares sold	40,766	209,955	$813,071	$3,405,615

Shares issued in reinvestment of dividends and distributions	7,442	5,745	160,305	99,050

Shares redeemed	(52,135)	(174,345)	(1,056,689)	(2,861,719)

Net increase (decrease)	(3,927)	41,355	$(83,313)	$642,946

Class I
Shares sold	4,273	15,050	$93,669	$258,600

Shares issued in reinvestment of dividends and distributions	864	614	19,208	10,893

Shares redeemed	(8,451)	(57,717)	(169,999)	(987,695)

Net decrease	(3,314)	(42,053)	$(57,122)	$(718,202)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the

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information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large- capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are

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NOTES TO FINANCIAL STATEMENTS (continued)

strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain

40 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2021 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	2020			2019
Distributions paid from:
Ordinary income	$	– 0	–	$1,363,175
Net long-term capital gains		3,559,981		28,037,204

Total taxable distributions paid		$3,559,981		$29,400,379

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$3,292,531
Other losses	(3,210,991	)(a)
Unrealized appreciation/(depreciation)	89,328,456	(b)

Total accumulated earnings/(deficit)	$89,409,996

(a)	As of June 30, 2020, the Fund had a qualified late-year ordinary loss deferral of $3,210,991.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2020, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.76	$ 16.45	$ 18.61	$ 17.77	$ 15.36	$ 16.76

Income From Investment Operations

Net investment income (loss)(a)(b)	(.06)	(.05)	.02	.09	(.00	)(c)	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.22	1.56	(.14)	.75	2.52	(1.48)

Net increase (decrease) in net asset value from operations	5.16	1.51	(.12)	.84	2.52	(1.40)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.11)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0	–	(.11)	– 0	–

Net asset value, end of period	$ 22.54	$ 17.76	$ 16.45	$ 18.61	$ 17.77	$ 15.36

Total Return

Total investment return based on net asset value(d)	29.12%	9.19%	1.03%	4.73%	16.59%	(8.35)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$204,467	$164,508	$175,100	$205,869	$231,141	$219,182

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.21	%(f)	1.33%	1.44%	1.39%	1.42%	1.35%

Expenses, before waivers /reimbursements(e)†	1.21	%(f)	1.34%	1.45%	1.40%	1.43%	1.35%

Net investment income (loss)(b)	(.63	)%(f)	(.31)%	.14%	.46%	(.02)%	.49%

Portfolio turnover rate	18%	37%	45%	36%	27%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.15	$ 14.17	$ 16.47	$ 15.84	$ 13.69	$ 15.05

Income From Investment Operations

Net investment loss(a)(b)	(.12)	(.16)	(.11)	(.08)	(.15)	(.04)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.45	1.34	(.15)	.71	2.30	(1.32)

Net increase (decrease) in net asset value from operations	4.33	1.18	(.26)	.63	2.15	(1.36)

Less: Dividends and Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 19.10	$ 15.15	$ 14.17	$ 16.47	$ 15.84	$ 13.69

Total Return

Total investment return based on net asset value(d)	28.65%	8.34%	.26	%*	3.98	%*	15.70%	(9.04)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,779	$2,643	$4,736	$8,621	$14,278	$40,800

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.96	%(f)	2.09%	2.19%	2.14%	2.20%	2.11%

Expenses, before waivers/reimbursements(e)†	1.97	%(f)	2.09%	2.20%	2.16%	2.20%	2.11%

Net investment loss(b)	(1.38	)%(f)	(1.10)%	(.74)%	(.46)%	(1.03)%	(.30)%

Portfolio turnover rate	18%	37%	45%	36%	27%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 48.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 18.27	$ 16.87	$ 18.99	$ 18.08	$ 15.63	$ 17.01

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	.01	.11	.14	.04	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.37	1.59	(.19)	.77	2.56	(1.49)

Net increase (decrease) in net asset value from operations	5.33	1.60	(.08)	.91	2.60	(1.38)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.15)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0	–	(.15)	– 0	–

Net asset value, end of period	$ 23.22	$ 18.27	$ 16.87	$ 18.99	$ 18.08	$ 15.63

Total Return

Total investment return based on net asset value(d)	29.23%	9.50%	1.23	%*	5.03	%*	16.84%	(8.11)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$382,823	$223,606	$89,254	$44,697	$41,582	$45,816

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.96	%(f)	1.07%	1.19%	1.14%	1.17%	1.10%

Expenses, before waivers/reimbursements(e)†	.96	%(f)	1.08%	1.20%	1.15%	1.18%	1.10%

Net investment income (loss)(b)	(.39	)%(f)	.04%	.68%	.73%	.22%	.69%

Portfolio turnover rate	18%	37%	45%	36%	27%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.30	$ 16.09	$ 18.31	$ 17.53	$ 15.15	$ 16.57

Income From Investment Operations

Net investment income (loss)(a)(b)	(.10)	(.11)	(.03)	.01	(.05)	.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.08	1.52	(.15)	.77	2.49	(1.45)

Net increase (decrease) in net asset value from operations	4.98	1.41	(.18)	.78	2.44	(1.42)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.06)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0	–	(.06)	– 0	–

Net asset value, end of period	$ 21.90	$ 17.30	$ 16.09	$ 18.31	$ 17.53	$ 15.15

Total Return

Total investment return based on net asset value(d)	28.85%	8.77%	.69	%*	4.45	%*	16.19%	(8.57)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,556	$4,976	$7,067	$9,234	$11,659	$12,449

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.63	%(f)	1.69%	1.75%	1.70%	1.71%	1.67%

Expenses, before waivers/reimbursements(e)†	1.63	%(f)	1.70%	1.76%	1.72%	1.72%	1.67%

Net investment income (loss)(b)	(1.05	)%(f)	(.68)%	(.18)%	.08%	(.33)%	.17%

Portfolio turnover rate	18%	37%	45%	36%	27%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 48.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.65	$ 16.36	$ 18.52	$ 17.68	$ 15.29	$ 16.69

Income From Investment Operations

Net investment income (loss)(a)(b)	(.08)	(.06)	.02	.12	.01	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.20	1.55	(.14)	.72	2.50	(1.48)

Net increase (decrease) in net asset value from operations	5.12	1.49	(.12)	.84	2.51	(1.40)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0	–	(.12)	– 0	–

Net asset value, end of period	$ 22.39	$ 17.65	$ 16.36	$ 18.52	$ 17.68	$ 15.29

Total Return

Total investment return based on net asset value(d)	29.07%	9.12%	1.03%	4.75%	16.60%	(8.39)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,563	$7,609	$6,376	$7,391	$5,605	$5,001

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.32	%(f)	1.38%	1.44%	1.40%	1.40%	1.36%

Expenses, before waivers /reimbursements(e)†	1.33	%(f)	1.39%	1.45%	1.42%	1.41%	1.36%

Net investment income (loss)(b)	(.74	)%(f)	(.36)%	.13%	.61%	.03%	.52%

Portfolio turnover rate	18%	37%	45%	36%	27%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 18.19	$ 16.80	$ 18.90	$ 17.97	$ 15.56	$ 16.90

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	(.01)	.08	.18	.06	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.35	1.60	(.14)	.75	2.53	(1.48)

Net increase (decrease) in net asset value from operations	5.31	1.59	(.06)	.93	2.59	(1.34)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.18)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.20)	(2.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.20)	(2.04)	– 0	–	(.18)	– 0	–

Net asset value, end of period	$ 23.12	$ 18.19	$ 16.80	$ 18.90	$ 17.97	$ 15.56

Total Return

Total investment return based on net asset value(d)	29.25%	9.48%	1.35	%*	5.17	%*	16.95%	(7.93)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,308	$1,090	$1,713	$1,981	$1,891	$1,484

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.99	%(f)	1.05%	1.09%	1.03%	1.05%	.95%

Expenses, before waivers/reimbursements(e)†	.99	%(f)	1.06%	1.10%	1.05%	1.06%	.95%

Net investment income (loss)(b)	(.41	)%(f)	(.03)%	.49%	.91%	.39%	.92%

Portfolio turnover rate	18%	37%	45%	36%	27%	45%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 48.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2020 and the years ended June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017 such waiver amounted to 0.01% (annualized), 0.01%, 0.01%, 0.01% and 0.01%, respectively.

(f)	Annualized.

*

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

48 | AB SUSTAINABLE INTERNATIONAL THEMATIC FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel C. Roarty(2), Vice President William Johnston(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Johnston are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 49

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Sustainable International Thematic Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB SUSTAINABLE INTERNATIONAL THEMATIC FUND | 51

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large

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institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

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directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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NOTES

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NOTES

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NOTES

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AB SUSTAINABLE INTERNATIONAL THEMATIC FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SIT-0152-1220

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Sustainable International Thematic Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 26, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 26, 2021